Exhibit 10.34

[SEAL OF CHANCERY CLERK OF HARRISON COUNTY, MISSISSIPPI]	[FILE STAMP]

PUBLIC TRUST TIDELANDS LEASE AMENDMENT

Biloxi Casino Corporation

STATE OF MISSISSIPPI

COUNTY OF HARRISON

WHEREAS, under date of May 27, 1993, a Public Trust Tidelands Lease was executed by and between the SECRETARY OF STATE, with the approval of the GOVERNOR, for and on behalf of the STATE OF MISSISSIPPI, hereinafter, LESSOR, and BILOXI CASINO CORPORATION, a Mississippi Corporation registered to do and doing business in the State of Mississippi, hereinafter, LESSEE, having been recorded in Book 258, Pages 592-607, of the records of the Chancery Clerk of the Second Judicial District of Harrison County, Mississippi, which lease covered certain lands situated in Harrison County, Mississippi, “SAID PROPERTY,” described as follows to-wit:

Commence at a point on the South margin of U.S. Highway No. 90, said point being South of an existing service drive and at the point of intersection of said South margin of U.S. Highway No. 90 and the West margin of Cedar Street, if extended South to the Gulf of Mexico, or Mississippi Sound; thence run South 88°35’52” East, along said South margin, for a distance of 60.0 feet to a point; thence run North 89°14’01” East, along South margin, for a distance of 240.0 feet to a point; thence run on a bearing of South, for a distance of 321.30 feet to a point on the shoreline of the Gulf of Mexico or Mississippi Sound, and the POINT OF BEGINNING; thence run on a bearing of South, for a distance of 768.70 feet to a point; thence run North 88°35’52” West, for a distance of 300.0 feet to a point; thence run on a bearing of North, for a distance of 220.92 feet to a point; thence run North 88°35’52” West, for a distance of 200.0 feet to a point; thence run on a bearing of North, for a distance of 615.10 feet to a point on the shoreline of the Gulf of Mexico, or Mississippi Sound; thence run along said shoreline the following bearings and distances, to wit; East 60.0 feet; South 63°26’06” East, 11.18 feet; East, 9.94 feet; South 87.99 feet; South 85°58’18” East, 71.18 feet; North, 35.00 feet; North 83°39’35” East, 27.17 feet; North, 32.0 feet; North 68°11’55” East, 23.69 feet; North 19.20 feet; South 66°48’05” East, 37.92 feet; South, 45.06 feet; South 05°49’10” East, 32.15 feet; South 62°55’49” East, 55.01 feet; South 43°52’41” East, 37.93 feet; South 02°38’52” West, 198.04 feet; South 06°19’16” West, 129.03 feet; South 08°09’29” West, 61.46 feet; South 0°25’50” West, 72.42 feet; South 87°54’54” East, 103.15 feet; North 85°17’56” East, 98.58 feet; North 04°15’30” East, 79.71 feet; North 04°53’36” West, 31.51 feet; North 01°28’33” West, 175.75 feet; North 25°43’37” West, 167.36 feet; North 07°05’25” West, 63.90 feet; North 0°18’56” East, 300.36 feet; East 80 feet; South 210.0 feet and South 14°10’47” East, 73.54 feet to the POINT OF BEGINNING, containing 283,217 Square Feet, or 6.50 Acres, approximately.

AND WHEREAS, in Paragraph 2 of the lease, the parties agreed that SAID PROPERTY contains 283,217 square feet, more or less, of submerged lands or tidelands. The parties now desire to amend the legal description of said lease to recite as follows:

A parcel of land situated in Section 35, Township 7 South, Range 9 West, City of Biloxi, Second Judicial District of Harrison County, Mississippi, and being more particularly described as follows:

Commencing at the intersection of the East margin of Pine Street and the North margin of U.S. Highway 90, thence North 89 degrees 04 minutes 10 seconds East along said North margin of U.S. Highway 90 for a distance of 120.10 feet, thence South 00 degrees 23 minutes 08 seconds East 156.90 feet to the South margin of U.S. Highway 90, thence North 89 degrees 07 minutes 22 seconds East 78.56 feet along said south margin, thence North 89 degrees 28 minutes 04 seconds East 81.44 feet along said south margin, thence South 89 degrees 21 minutes 06 seconds East 200 feet along said south margin, thence South 88 degrees 23 minutes 02 seconds East 60 feet, thence North 89 degrees 26 minutes 49 seconds East 239.63 feet along said south margin, thence South 00 degrees 11 minutes 30 seconds East 321.30 feet to a bulkhead on the shoreline of the Mississippi Sound, and the POINT OF BEGINNING, thence South 00 degrees 11 minutes 30 seconds East 768.70 feet, thence North 88 degrees 22 minutes 51 seconds West 300 feet, thence North 00 degrees 13 minutes 01 seconds East 220.92 feet, thence North 88 degrees 23 minutes 05 seconds West 199.79 feet, thence North 00 degrees 17 minutes 57 seconds West 615.10 feet, thence South 89 degrees 47 minutes 05 seconds East 60 feet, thence South 63 degrees 13 minutes 11 seconds East 11.18 feet, thence South 89 degrees 47 minutes 05 seconds East 9.94 feet, thence South 00 degrees 12 minutes 55 seconds West 87.99 feet, thence South 85 degrees 45 minutes 23 seconds East 71.18 feet, thence North 00 degrees 12 minutes 55 seconds East 35 feet, thence North 83 degrees 52 minutes 30 seconds East 27.17 feet, thence North 00 degrees 12 minutes 55 seconds East 32 feet, thence North 68 degrees 24 minutes 50 seconds East 23.69 feet, thence South 00 degrees 37 minutes 39 seconds West 41.50 feet, thence North 89 degrees 35 minutes 40 seconds East 30 feet, thence North 89 degrees 35 minutes 40 seconds East 86.66 feet, thence South 16 degrees 53 minutes 57 seconds East 2.04 feet, thence South 02 degrees 38 minutes 47 seconds East 18.12 feet, thence South 00 degrees 15 minutes 03 seconds East 204.02 feet, thence South 00 degrees 09 minutes 02 seconds East 118.63 feet, thence South 10 degrees 01 minutes 31 seconds West 196.73 feet, thence South 34 degrees 39 minutes 00 seconds East 3.14 feet, thence North 89 degrees 24 minutes 35 seconds East 191.08 feet, thence North 45 degrees 54 minutes 43 seconds East 3.31 feet, thence North 00 degrees 24 minutes 14 seconds West 291.07 feet, thence North 24 degrees 30 minutes 46 seconds West 40.38 feet, thence North 00 degrees 16 minutes 24 seconds West 71.94 feet, thence South 89 degrees 19 minutes 47 seconds West 28.50 feet, thence

North 00 degrees 17 minutes 25 seconds West 62.04 feet, thence North 43 degrees 38 minutes 05 seconds West 47.91 feet, thence North 78 degrees 58 minutes 45 seconds East 102.28 feet, thence South 10 degrees 43 minutes 20 seconds East 1.78 feet to the POINT OF BEGINNING. Said parcel contains 6.111 acres or 266,199 square feet.

NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00), cash in hand paid, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to the amendments as reflected hereinabove.

Except as hereby amended, said lease and all of its terms and provisions shall otherwise remain unchanged.

EXECUTED this 28th day of October, 2004.

LESSOR:
STATE OF MISSISSIPPI
ERIC CLARK
SECRETARY OF STATE

BY:	/s/ Gerald McWhorter
GERALD McWHORTER
ASSISTANT SECRETARY OF STATE
FOR PUBLIC LANDS

LESSEE:
BILOXI CASINO CORPORATION

BY:	/s/ John A. Godfrey, Secretary

APPROVED BY THE GOVERNOR of the State of Mississippi on the 8th day of December, 2004.

/s/ Haley Barbour
HALEY BARBOUR, GOVERNOR

STATE OF MISSISSIPPI

COUNTY OF HARRISON

PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for said county and state, on this 8th day of December, 2004 within my jurisdiction the within named HALEY BARBOUR, personally known to me to be the GOVERNOR OF THE STATE OF MISSISSIPPI, who acknowledged that he executed the above and foregoing instrument as the act and deed of said GOVERNOR for and on behalf of the STATE OF MISSISSIPPI, on the date and for the purposes therein stated, being first duly authorized to so do.

[SEAL OF NOTARY PUBLIC]

/s/ Diana M. Seavey
NOTARY PUBLIC

My Commission Expires: March 4, 2008

STATE OF MISSISSIPPI
COUNTY OF HINDS

PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for said county and state, on this 17th day of November, 2004, within my jurisdiction the within named GERALD MCWHORTER, personally known to me to be the ASSISTANT SECRETARY OF STATE FOR PUBLIC LANDS of the STATE OF MISSISSIPPI, who acknowledged that he executed the above and foregoing LEASE AMENDMENT as the act and deed of said ASSISTANT SECRETARY OF STATE for and on behalf of the STATE OF MISSISSIPPI, on the date and for the purposes therein stated, being first duly authorized to so do.

/s/ Ruthie Allen Singleton
NOTARY PUBLIC

My Commission Expires:

Notary Public State of Mississippi At Large

My Commission Expires: June 10, 2007

Bonded Thru Heiden, Brooks & Garland, Inc.

STATE OF NEVADA

COUNTY OF CLARK

PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for the said county and state, on this 28th day of October, 2004, within my jurisdiction, the within named John A. Godfrey, who acknowledged that he is Secretary of the BILOXI CASINO CORPORATION, a Mississippi Corporation registered to do business in Mississippi, and that for and on behalf of the said corporation, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

[SEAL OF NOTARY PUBLIC]

/s/ Elaine Pumphrey
NOTARY PUBLIC

My Commission Expires:
December 3, 2005

INDEXING INSTRUCTIONS:

Being parts of Block 3 and 4 Summerville, South of U.S. Highway 90, City of Biloxi, Second Judicial District of Harrison County, Mississippi

PREPARED BY:

Secretary of State

Post Office Box 97

Gulfport MS 39502

(228) 864-0254